Exhibit 10.2

AMENDMENT TO 10% SENIOR SECURED NOTES

AND NOTE EXCHANGE AGREEMENT

This Amendment to the 10% Senior Secured Notes and Note Exchange Agreement (this “Amendment”) is made and entered into effective as of March 14, 2022, by and among (a) Hycroft Mining Holding Corporation (as successor-in-interest to Hycroft Mining Corporation), a Delaware corporation (the “Company”), (b) each of the direct or indirect subsidiaries of the Company listed on the signature pages hereto as a Guarantor (the “Guarantors”), (c) each of the undersigned entities listed on the signature pages hereto as a Holder (each, an “Amending Holder” and, collectively, the “Amending Holders”) and (d) Wilmington Trust, National Association, solely in its capacity as collateral agent under the Note Exchange Agreement (as defined below) (the “Collateral Agent”). The parties hereto shall be collectively referred to as the “Parties.” Capitalized terms not otherwise defined herein shall have the meanings set forth in the Notes or the Note Exchange Agreements, as applicable.

Recitals

A.                The Company previously entered into that certain Note Exchange Agreement on January 13, 2020, as amended by the Omnibus Amendment to Note Purchase Agreements and Note Exchange Agreement, dated as of May 28, 2020 (as further amended, restated, supplemented or otherwise modified from time to time, the “Note Exchange Agreement”) and issued its 10% Senior Secured Notes (the “Notes”) pursuant to the Note Exchange Agreement.

B.                 Section 9.2 of the Note Exchange Agreement requires that any amendment or waiver that changes the stated maturity of any Note or extends the payment of interest on any Note, may be effected with the consent of each effected Holder (as defined in the Note Exchange Agreement).

C.                 The undersigned Amending Holders are the Holders of all Notes issued pursuant to the Note Exchange Agreement.

Agreement

NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements herein contained, the receipt and adequacy of which is hereby acknowledged, the Parties agree to amend the Note Exchange Agreement and the Notes as follows.

1.                  Amendment to Section 17.3 of the Note Exchange Agreement. Section 17.3 of the Note Exchange Agreement is hereby amended by amending and restating the definition of “Stated Maturity” as follows:

“Stated Maturity” means, with respect to any installment of interest or principal on any Indebtedness, the date on which such payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness, in each case, as amended from time to time, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof, as amended from time to time. The Stated Maturity of any intercompany Indebtedness payable upon demand shall be the date of demand of payment under such Indebtedness.

2.                  Amendment to Section 16.5 of the Note Exchange Agreement. Section 16.5 of the Note Exchange Agreement is hereby amended and restated in its entirety as follows:

16.5       Assignments. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as expressly contemplated in Section 6.19(c), neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by the Company (whether by operation of Law or otherwise) without the prior written consent of the Requisite Holders. Any Exchanging Holder’s rights, obligations or interests hereunder may be freely assigned, delegated or transferred, in whole or in part, by such Exchanging Holder, to any Person subject to, and in accordance with, the terms of Section 7.2; provided, that any such assignee assumes the obligations of the assigning Exchanging Holder hereunder and agrees in writing prior to such assignment to be bound by the terms hereof in the same manner as the assigning Exchanging Holder (including by making all of the representations and warranties set forth in Section 4 as to such assignee). Following any assignment described in the immediately preceding sentence, Schedule 1.1 hereto shall be updated by the Company and its Subsidiaries (in consultation with the assigning Exchanging Holder and the assignee) solely to reflect the name and address of the applicable assignee or assignees. Any update to Schedule 1.1 hereto described in the immediately preceding sentence shall not be deemed an amendment to this Agreement.

3.                  Amendment to Notes. Each Note is hereby amended by deleting each instance of “December 1, 2025” and inserting “December 1, 2027” in its place.

4.                  Conditions Precedent. This Amendment shall be effective upon the satisfaction or waiver of each of the following:

(a)               This Amendment shall have been signed by Amending Holders who collectively constitute the Holders of all outstanding Notes.

(b)               The consummation of one or more transactions for the sale or issuance of equity interests of the Company pursuant to which the Company receives total gross cash proceeds (before deduction of fees and expenses) of at least USD $50,000,000 on or before March 31, 2022.

The Company shall provide written notice to the Collateral Agent of the occurrence of the effectiveness of this Amendment, which notice may be by e-mail.

5.                  Miscellaneous

5.1              Entire Agreement. Except as specifically amended in this Amendment, the Notes shall otherwise continue in full force and effect. This Amendment, together with the Notes (as amended by this Amendment), the Note Exchange Agreement and the other Note Documents constitute the entire understanding among the parties hereto and thereto with respect to the subject matter hereof and thereof and replace and supersede all prior agreements and understandings, both written and oral, among the parties hereto and thereto with respect to the subject matter hereof and thereof.

5.2              Governing Law. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

5.3              Judicial Interpretation. The parties hereto agree that they have been represented by legal counsel during the negotiation and execution of this Amendment and, therefore, waive the application of any regulation, holding, rule of construction or Law providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.

5.4              Counterparts. This Amendment may be executed in any number of counterparts, each of which will be an original, and all of which, when taken together, will constitute one agreement. Delivery of an executed counterpart of this Agreement by facsimile or portable document format (PDF) will be effective as delivery of a manually executed counterpart of this Agreement.

5.5              Amendment. A copy of this Amendment shall be attached to each Note and made a part of such Note, provided, however, that failure to attach a copy of this Amendment to such Note shall not impact the effectiveness of this Amendment and this Amendment shall nonetheless be valid, binding and enforceable. This Amendment and each Note, as modified by this Amendment, shall be a Note Document under the Note Exchange Agreement and all references in the Note Documents to such Note or the Note Exchange Agreement shall refer to the Note and the Note Exchange Agreement, as applicable, as modified by this Amendment.

5.6              Direction to the Collateral Agent. Each of the Holders party hereto by its signature below, (a) authorizes and directs the Collateral Agent to execute and deliver this Amendment, and (b) acknowledges that its indemnity obligations set forth in Section 12 of the Note Exchange Agreement shall apply to this Amendment.

[signature pages to follow]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.

COMPANY:

HYCROFT MINING HOLDING CORPORATION

By:	/s/ Stanton Rideout
	Name:	Stanton Rideout
	Title:	Chief Financial Officer

GUARANTORS:

AUTAR GOLD CORPORATION (f/k/a Muds Acquisition Sub, Inc.)
AUXAG MINING CORPORATION (f/k/a Muds Holdco, Inc.)
HYCROFT RESOURCES & DEVELOPMENT, LLC
ALLIED VGH LLC

By:	/s/ Stanton Rideout
	Name:	Stanton Rideout
	Title:	Chief Financial Officer

[Signature Page to Amendment]

COLLATERAL AGENT:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Sarah Vilhauer
Name: Sarah Vilhauer
Title: Banking Officer

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P.
as an Amending Holder

By: Highbridge Capital Management, LLC, its Trading Manager

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director, Co-CIO

highbridge msf international ltd. (f/k/a 1992 MSF INternational LTD.), as an Amending Holder

By: Highbridge Capital Management, LLC, its Trading Manager

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director, Co-CIO

boston patriot batterymarch st llc,
as an Amending Holder

By: Mudrick Capital Management, LP, its investment manager

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title: Chief Investment Officer

[Signature Page to Amendment]

Mudrick Distressed Opportunity Specialty Fund, L.P,
as an Amending Holder

By: Mudrick Capital Management, LP, its investment manager

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title: Chief Investment Officer

[Signature Page to Amendment]

Mudrick Distressed Opportunity Drawdown Fund, L.P. ,
as an Amending Holder

By: Mudrick Capital Management, LP, its investment manager

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title: Chief Investment Officer

[Signature Page to Amendment]

Mudrick DISTRESSED OPPORTUNITY FUND GLOBAL LP,
as an Amending Holder

By: Mudrick Capital Management, LP, its investment manager

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title: Chief Investment Officer

[Signature Page to Amendment]

BLACKWELL PARTNERS LLC – Series A,
as an Amending Holder

By: Mudrick Capital Management, LP, its investment manager

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title: Chief Investment Officer

[Signature Page to Amendment]

MERCER QIF FUND PLC,
as an Amending Holder

By: Mudrick Capital Management, LP, its investment manager

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title: Chief Investment Officer

[Signature Page to Amendment]

Mudrick Distressed Opportunity DRAWDOWN Fund II, L.P,
as an Amending Holder

By: Mudrick Capital Management, LP,
its investment manager

By:	/s/Jason Mudrick
Name: Jason Mudrick
Title: Chief Investment Officer

[Signature Page to Amendment]

Mudrick Distressed Opportunity DRAWDOWN Fund II SC, L.P,
as an Amending Holder

By: Mudrick Capital Management, LP,
its investment manager

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title: Chief Investment Officer

[Signature Page to Amendment]

BOSTON PATRIOT NEWBURY ST LLC,
as an Amending Holder

By: Mudrick Capital Management, LP,
its investment manager

By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title: Chief Investment Officer

[Signature Page to Amendment]

ASPV, L.L.C.,
as an Amending Holder

By: Aristeia Capital, L.L.C., Investment Manager

By:	/s/ Andrew B. David
Name: Andrew B. David
Title: Chief Operating Officer

[Signature Page to Amendment]

DS LIQUID DIV RVA ARST LLC,
as an Amending Holder

By: Aristeia Capital, L.L.C., Investment Manager

By:	/s/ Andrew B. David
Name: Andrew B. David
Title: Chief Operating Officer

[Signature Page to Amendment]

ALSV LIMITED,
as an Amending Holder

By: Aristeia Capital, L.L.C., Investment Manager

By:	/s/ Andrew B. David
Name: Andrew B. David
Title: Chief Operating Officer

[Signature Page to Amendment]

BLUE PEAK LIMITED,
as an Amending Holder

By: Aristeia Capital, L.L.C., Investment Manager

By:	/s/ Andrew B. David
Name: Andrew B. David
Title: Chief Operating Officer

[Signature Page to Amendment]

WBOX 2015-5 LTD.,
as an Amending Holder

By:	/s/ Lisa Conrad
Name: Lisa Conrad
Title: Chief Compliance Officer

[Signature Page to Amendment]

WHITEBOX MULTI-STRATEGY PARTNERS, LP,
as an Amending Holder

By:	/s/ Lisa Conrad
Name: Lisa Conrad
Title: Chief Compliance Officer

[Signature Page to Amendment]

WHITEBOX INSTITUTIONAL PARTNERS, LP,
as an Amending Holder

By:	/s/ Lisa Conrad
Name: Lisa Conrad
Title: Chief Compliance Officer

[Signature Page to Amendment]

WHITEBOX CREDIT PARTNERS, LP,
as an Amending Holder

By:	/s/ Lisa Conrad
Name: Lisa Conrad
Title: Chief Compliance Officer

[Signature Page to Amendment]

WHITEBOX ASYMMETRIC PARTNERS, LP,
as an Amending Holder

By:	/s/ Lisa Conrad
Name: Lisa Conrad
Title: Chief Compliance Officer

[Signature Page to Amendment]

WFF CAYMAN II LTD.,
as an Amending Holder

By:	/s/ Andrew Sujdak
Name: Andrew Sujdak
Title: Authorized Signatory

[Signature Page to Amendment]